Exhibit 10.3

                        AGREEMENT TO CONVERT AND EXCHANGE


                        AGREEMENT TO CONVERT AND EXCHANGE dated this 6th day of July, 2001 by and between THCG, Inc., a Delaware corporation (the "Company"), and Castle Creek Technology Partners LLC, a limited liability company organized under the laws of the State of Delaware ("Castle Creek").

                               W I T N E S E T H:
                                - - - - - - - - -

                        WHEREAS, the Company and Castle Creek entered into a Securities Purchase Agreement dated as of August 1, 2000 (the "Securities Purchase Agreement") pursuant to which the Company issued to Castle Creek 5,000 shares (the "Series A Shares") of its series A convertible participating preferred stock, par value $.01 per share (the "Series A Preferred Stock"), and a warrant (the "Warrant") to purchase up to 396,899 shares of its common stock, par value $.01 per share (the "Common Stock"), and agreed to register the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrant pursuant to a registration rights agreement dated as of August 2, 2000 (the "Registration Rights Agreement");

                        WHEREAS, pursuant to the requirements of the Registration Rights Agreement, the Company filed with the Securities and Exchange Commission (the "SEC") on August 31, 2000 a registration statement on Form S-3, File No. 333-44888 (the "Registration Statement") and such Registration Statement was declared effective by the SEC on November 30, 2000;

                        WHEREAS, the Company proposes to carry out certain restructuring of the Company and its subsidiaries (the "Restructuring"), including, without limitation, establishing a liquidating trust (the "Liquidating Trust") for the benefit of its stockholders and transferring the Company's portfolio of securities to the Liquidating Trust pursuant to that certain Liquidating Trust Agreement by and among the Company and Joseph D. Mark and Adi Raviv, as Trustees (the "Trust Agreement"), substantially in the form attached hereto as Exhibit A, and entering into that certain Plan and Agreement of Exchange, substantially in the form attached hereto as Exhibit B (the "Exchange Agreement"); and

                        WHEREAS, in connection with the Restructuring, the Company and Castle Creek desire to restructure the transactions provided for in the Securities Purchase Agreement;

                        NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Castle Creek, intending to be legally bound, do hereby agree as follows:

                        1. Conversion and Exchange of Securities. At the Closing provided for in Section 3 hereof, Castle Creek shall (a) convert and exchange 2,000 Series A Shares into (i) 1,250,000 shares of Common Stock (the "New Shares"), (ii) a promissory note payable to the order of Castle Creek in the principal amount of $1,500,000 and substantially in the form

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attached hereto as Exhibit C (the "Note") and (iii) $500,000 in cash, (b) retain
3,000 Series A Shares (the "Retained Series A Shares"), and (c) amend and restate the Warrant substantially in the form attached hereto as Exhibit D (the "Restated Warrant").

                        Concurrently with (a) the closing of the transactions contemplated in the Exchange Agreement or (b) any similar restructuring transaction that (i) is approved by the Company's Board of Directors, (ii) is fair from a financial point of view to the Company's stockholders and (iii) is consummated on or before September 30, 2001, Castle Creek shall contribute the Retained Series A Shares to the Company, free from all taxes, liens, claims and encumbrances; provided, however, that if the closing of the transactions contemplated in the Exchange Agreement or such similar restructuring transaction do not occur on or before September 30, 2001, Castle Creek's obligation to contribute the Retained Series A Shares shall terminate. From the date hereof until October 1, 2001, Castle Creek shall not sell, assign, transfer or otherwise convey or encumber or in any other manner dispose of, by conversion or otherwise, the Retained Series A Shares.

                        2. Amendment of the Securities Purchase Agreement and Registration Rights Agreement. In connection with this Agreement and the transactions contemplated hereby, the Securities Purchase Agreement shall be amended pursuant to an amendment in the form attached hereto as Exhibit E (the "SPA Amendment" and the Securities Purchase Agreement as amended, the "Amended Securities Purchase Agreement") and the Registration Rights Agreement shall be amended pursuant to an amendment in the form attached hereto as Exhibit F (the "RRA Amendment" and the Registration Rights Agreement as amended, the "Amended Registration Rights Agreement").

                        3. Closing. The Closing of the transactions provided for herein (the "Closing") shall take place at the offices of the Company, 512 Seventh Avenue, New York, New York 10018 prior to the close of business on the date hereof or at such other place or on such other date and time as may be agreed by the Company and Castle Creek (such date, the "Closing Date"). At the
Closing:

                        (a) The Company shall (i) deliver to Castle Creek a certified check payable to the order of Castle Creek in the amount of $500,000, (ii) at Castle Creek's option, either (x) cause the Company's transfer agent to electronically transmit the New Shares to Castle Creek by crediting the account of Castle Creek's primary broker with OTC through its Deposit Withdrawal Agent Commission ("DWAC") system or other electronic delivery systems selected by Castle Creek, or (y) issue and deliver to Castle Creek one or more certificate(s) dated the Closing Date, registered in the name of Castle Creek, or its designee, representing in the aggregate the New Shares, (iii) execute and deliver to Castle Creek the Note, the Restated Warrant, the SPA Amendment and the RRA Amendment, all dated the Closing Date, and (iv) issue and deliver to Castle Creek a certificate representing the Retained Series A Shares; and

                        (b) Castle Creek shall deliver to the Company (i) either (x) the certificate(s) representing the Series A Shares to be converted and exchanged, duly endorsed to the Company, or (y) a stock power duly executed by Castle

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                                    Creek sufficient to convey title to the
                                    shares represented by such certificate(s) to the Company, (ii) the original manually executed Warrant, to be cancelled as of the Closing Date, and (iii) all counterparts of the SPA Amendment and the RRA Amendment; provided, however, that the exchange of the Restated Warrant for the original manually executed Warrant may take place within three days after the Closing Date and if Castle Creek shall have delivered a stock power pursuant to clause (i) (y) of Section 3(b), Castle Creek shall deliver to the Company within three days after the Closing Date the original certificate representing the Series A Shares.

                  4. Conditions to Closing. The obligation of Castle Creek to convert and exchange the Series A Preferred Stock at the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for Castle Creek's sole benefit and may be waived by Castle Creek at any time in Castle Creek's sole discretion:

                        (a) The Company shall have delivered to Castle Creek a certified check payable to the order of Castle Creek in the amount of $500,000.

                        (b) The Company shall have executed this Agreement, the Restated Warrant, the Note, the SPA Amendment and the RRA Amendment and delivered the same to Castle Creek.

                        (c) The Company shall have delivered the New Shares in accordance with Section 3(a)(i) hereof, and Castle Creek shall become the record holder of the New Shares as of the Closing Date.

                        (d) There shall have been no material changes in the capitalization of the Company since the date of this Agreement, it being understood that the exercise, conversion or exchange of options or other securities listed on Schedule 5(a)(iii) shall not constitute a material change. The Company shall have performed, satisfied and complied with in all material respects the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing. Castle Creek shall have received a certificate, executed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date to the foregoing effect.

                        (e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement and other Restructuring Documents (as defined in Section 5(a)(i) hereof), including, without limitation, the establishment of the Liquidating Trust and the consummation of the Exchange Agreement.

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

                        (f) Castle Creek shall have received the officer's certificate described in Section 5(a)(iii) hereof, dated as of the Closing Date.

                        (g) The Company shall have delivered to Castle Creek certified resolutions of the Company's Board of Directors approving a plan of complete liquidation of the Company's subsidiary, THCG, LLC, through the Liquidating Trust, for the benefit of the Company's stockholders; approving the Trust Agreement, substantially in the form attached hereto as Exhibit A; and setting the Record Date (as defined in the Trust Agreement) for determining the stockholders that will become the Beneficiaries (as defined in the Trust Agreement) under the Trust Agreement.

                        (h) The Company shall have received the consent of the affiliates of Greenwich Street Capital Partners II, L.P. with respect to the transactions contemplated by this Agreement, the Exchange Agreement and the Trust Agreement.

                        (i) Castle Creek shall have received an opinion of the Company's counsel, dated as of the Closing Date, substantially in the form attached hereto as Exhibit G.

            5. Representations and Warranties.

               (a) The Company hereby represents and warrants to Castle Creek as of the date of this Agreement and as of the Closing Date as follows:

                   (i) Except as set forth on set forth on Schedule 5(a)(i), the Company and each of its subsidiaries is duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is organized, and has the requisite corporate or limited liability company power and authority to own its properties and to carry on its business as now being conducted. Except as set forth on set forth on
                  Schedule 5(a)(i), the Company and each of its subsidiaries is duly qualified to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the transactions contemplated hereby,
                  (iii) the Liquidating Trust, or (iv) the ability of the Company to perform its obligations under this Agreement, the Note or the Restated Warrant (collectively, the "Transaction Documents", and together with the Trust Agreement and the Exchange Agreement, the "Restructuring Documents"); provided, however, a "Material Adverse Effect" as used herein shall not include such adverse effects caused primarily by (w) fluctuations in the market value of securities held by the Company or any of its subsidiaries, (x) adverse general economic

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

                  conditions, (y) adverse general industry conditions, or (z) the sale of the Note and the Restated Warrant pursuant hereto.

                       (ii) (a) The Company has the requisite corporate power and authority (including, without limitation, approval of the Company's Board of Directors) to (x) enter into, and perform its obligations under each of the Transaction Documents, (y) issue, sell and perform its obligations with respect to the Note and the Restated Warrant in accordance with the terms and conditions thereof, and (z) issue shares of Common Stock of the Company upon the exercise of the Restated Warrant in accordance with the terms and conditions of the Restated Warrant; (b) the execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of each of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the Restated Warrant and the reservation for issuance and the issuance of the shares of Common Stock upon the exercise of the Restated Warrant) and the consummation of the Restructuring contemplated by other Restructuring Documents have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement has been, and as of the Closing Date the other Transaction Documents will be, duly executed and delivered by the Company; and (d) this Agreement constitutes, and when executed and delivered by the Company each of the other Transaction Documents will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws of general application, both state and federal, affecting the enforcement of creditors' rights, and (ii) principles of equity governing specific performance, injunctive relief and other equitable remedies.

                       (iii) The capitalization of the Company as of the date of this Agreement, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Restated Warrant), directly or indirectly, convertible into or exercisable or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon the exercise of the Restated Warrant, is set forth on Schedule 5(a)(iii). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. Except as disclosed in Schedule 5(a)(iii) and as contemplated by the Exchange Agreement, as of the date of this Agreement, there are no outstanding options, warrants, scrip, rights to

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

                  subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, directly or indirectly, any shares of capital stock of the Company or any of its subsidiaries. The Company has furnished or made available to Castle Creek true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation") and the Company's By-laws as currently in effect (the "By-laws"). The Company shall provide Castle Creek with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date. The Company has no subsidiaries, except as set forth on
                  Schedule 5(a)(iii).

                       (iv) The New Shares and the shares of Common Stock issuable upon exercise of the Restated Warrant have been duly authorized and reserved for issuance by all required corporate action on the part of the Company and when issued in accordance with this Agreement or the Restated Warrant, as the case may be, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company and free from all taxes, liens, claims and encumbrances (other than liens, claims and encumbrances placed thereon by Castle Creek or by persons claiming by, through or under Castle Creek) and will not be subject to preemptive rights or other similar rights of stockholders of the Company. No further corporate authorization or approval is required with respect to the issuance of the New Shares and the shares of Common Stock issuable upon exercise of the Restated Warrant.

                       (v) The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby (including the issuance and reservation for issuance, as applicable, of the New Shares and the shares of Common Stock issuable upon the exercise of the Restated Warrant) do not (a) result in a violation of the Certificate of Incorporation or By-laws of the Company or the charter documents of any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or assets of the Company or any of its subsidiaries, is bound, except for possible violations as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company is not required

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

                  to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under any of the Transaction Documents or to perform its obligations in accordance with the terms hereof or thereof, except for filing with the SEC pursuant to the Amended Registration Rights Agreement and except for consent of Castle Creek.

                       (vi) The Common Stock of the Company is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock has been so registered since May 2000 and predecessor securities of the predecessors of the Company have been so listed for more than one year. The Company has delivered or made available to Castle Creek true and complete copies of all reports, schedules, forms, statements and other documents filed by it with the SEC since January 1, 2000 pursuant to the reporting requirements of the Exchange Act (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "Filed SEC Documents").

                       (vii) Since December 31, 2000, other than as disclosed in the Filed SEC Documents, there has been no material adverse change and no development in the business, properties, operations, financial condition or results of operations of the Company that is reasonably likely to have a Material Adverse Effect.

                       (viii) Except as disclosed in Schedule 5(a)(viii) or the Filed SEC Documents, there is no action, suit or proceeding before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which is reasonably likely to have a Material Adverse Effect.

                       (ix) The Company acknowledges and agrees that Castle Creek is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between Castle Creek and the Company is "arms-length", and that any statement made by Castle Creek, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Castle Creek's purchase of the Note, the New Shares and shares of Common Stock issuable upon the exercise of the Restated Warrant and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to Castle Creek that the

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                  Company's decision to enter into this Agreement and the
                  transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

                       (x) Neither the Company nor any person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the securities being offered hereby.

                       (xi) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of Castle Creek to the extent relevant for such determination.

                       (xii) The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Castle Creek relating to this Agreement or the transactions contemplated hereby.

                  (b) Castle Creek hereby represents and warrants to the Company as of the date of this Agreement and as of the Closing Date as follows:

                       (i) Castle Creek is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the requisite limited liability company power and authority to own its properties and to carry on its business as now being conducted. Castle Creek is duly qualified to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Castle Creek Material Adverse Effect. "Castle Creek Material Adverse Effect" means any material adverse effect on (i) the business, operations, properties, financial condition or operating results of Castle Creek and its subsidiaries, taken as a whole on a consolidated basis,
                  (ii) the transactions contemplated hereby, or (iii) the ability of Castle Creek to perform its obligations under this Agreement.

                       (ii) (a) Castle Creek has the requisite limited liability company power and authority to enter into, and perform its obligations under this Agreement; (b) the execution, delivery and performance of this Agreement by Castle Creek and the consummation by it of each of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action and no further consent or authorization of Castle

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                  Creek, its managers, its members or any other person, body or agency is required with respect to any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by Castle Creek; and (d) this Agreement constitutes a legal, valid and binding obligation of Castle Creek enforceable against Castle Creek in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency, moratorium, reorganization or other similar laws of general application, both state and federal, affecting the enforcement of creditors' rights, and (ii) principles of equity governing specific performance, injunctive relief and other equitable remedies.

                       (iii) Castle Creek is an "accredited investor" within the meaning of Rule 501 under the Securities Act, and, at the Closing, Castle Creek will acquire the New Shares and the Restated Warrant and, upon the exercise of the Restated Warrant, will acquire the shares of Common Stock issuable upon such exercise, for its own account, for investment and not with any view to the sale, transfer or other disposition thereof in violation of the registration requirements of the Securities Act or any state securities laws, and Castle Creek will not sell, transfer or otherwise dispose of any such shares of Common Stock in violation of any such registration requirements.

                       (iv) Castle Creek is the record and beneficial owner of the Series A Shares and the Warrant, free and clear of any and all taxes, liens, claims or other encumbrances.

                       (v) The execution, delivery and performance of this Agreement by Castle Creek and the consummation by Castle Creek of the transactions contemplated hereby do not (a) result in a violation of the certificate of formation or the limited liability company agreement of Castle Creek, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Castle Creek or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, reasonably be expected to have a Castle Creek Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or assets of the Company or any of its subsidiaries, is bound, except for possible violations as would not, individually or in the aggregate, be reasonably expected to have a Castle Creek Material Adverse Effect. Castle Creek is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory

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                  agency or entity or authority in order for it to execute,
                  deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof.

          6.      Covenants by the Company.  The Company covenants as follows:

                  (a) The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC as soon as practical following the Closing Date, but in no event more than five (5) business days following the Closing Date. Such Form 8-K shall contain as exhibits this Agreement, the form of the Note, the form of the Restated Warrant and the Amended Registration Rights Agreement. Without limiting any of the Company's obligations under any of the Transaction Documents from and after the Closing Date, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

                  (b) On the Closing Date and thereafter, the Company shall have authorized and reserved and keep available for issuance not less than 396,899 (subject to equitable adjustment for any stock splits, stock dividends, reclassification or similar events and subject to reduction for the number of any shares of Common Stock issued upon the exercise of the Restated Warrant) shares of Common Stock solely for the purpose of effecting the exercise of the Restated Warrant.

                  (c) The Company will not, and will not permit any Subsidiary to, enter into any Contract, or any amendment, modification, extension or supplement to any existing Contract, which contractually prohibits the Company from performing its obligations under any of the Transaction Documents.

                  (d) On the Record Date, the Company shall execute and deliver the Trust Agreement, substantially in the form attached hereto as Exhibit A, and shall identify Castle Creek as the record holder of the New Shares on the stockholder list of the Company.

           7.     Approval and Waivers by Castle Creek.

                  (a) Castle Creek, as holder of the Series A Shares, hereby approves the conveyance to the Trust of the Transferred Assets (as defined in the Trust Agreement) and the distribution of the interests in the Trust to the Beneficiaries (as defined in the Trust Agreement), and hereby waives its right to participate in such distribution pursuant to Section D of Article XI of the Certificate of Designations, Preferences and Rights of Series A Convertible Participating Preferred Stock of THCG, Inc., other than as to the right to receive the consideration contemplated under Section 1 of this Agreement.

                  (b) Castle Creek hereby waives its rights to any adjustment in the conversion price of the Series A Shares, to the extent such an adjustment would

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           otherwise result from the issuance of shares of Common Stock equal to approximately 67% of the shares of Common Stock then outstanding after such issuance to Donald & Co. Securities, Inc. in accordance with the terms of the Exchange Agreement.

           8. Termination. This Agreement shall be terminated and be of no further force or effect if the Closing shall not have occurred on or prior to July 6, 2001.

           9. Miscellaneous. The Company and Castle Creek hereby further covenant and agree as follows:

              (a) This Agreement, together with the Note, the Restated Warrant and the Amended Registration Rights Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof. Neither this Agreement, the Note, the Restated Warrant nor the Amended Registration Rights Agreement may be amended or modified, nor may any provision hereof or thereof be waived, unless such amendment, modification or waiver is in writing and signed by the party or parties against which such amendment, modification or waiver is to be enforced.

              (b) Each party shall use its reasonable commercial efforts to take such further action and shall execute and deliver such further documents or instruments as may be reasonably requested by the other party to carry out the intent and fully to effectuate the provisions of this Agreement.

              (c) All representations and warranties contained in this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

              (d) The headings contained in this Agreement are for convenience of reference only and shall not alter or affect the meaning or interpretation of any provision hereof.

              (e) Any notice under this Agreement shall be in writing, shall be addressed to the parties as indicated below and shall be delivered personally or sent by facsimile machine confirmed telecopy or first class mail, postage prepaid:

                        If to THCG:

                                    THCG, Inc.
                                    512 Seventh Avenue
                                    New York, New York  10018
                                    Attn.:  Chief Executive Officer
                                    Facsimile No.:  (212) 223-0161

                        If to Castle Creek:

                                    Castle Creek Technology Partners LLC
                                    111 W. Jackson Boulevard, Suite 2020

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                                    Chicago, Illinois  60604
                                    Attn.:  Tom Frei
                                    Facsimile No.:  (312) 499-6999

                        Notices shall be deemed delivered when received. Any party may change its address or the person's attention or facsimile number to which notices to it shall be addressed by giving notice of such change in accordance with the provisions of this Section 6(e).

              (f) This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute the same agreement.

              (g) This Agreement shall be governed by, interpreted, construed and enforced in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

              (h) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Castle Creek.


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                        IN WITNESS WHEREOF, the Company and Castle Creek have
duly executed and delivered this Agreement as of the day and year first above written.

                                   THCG, INC.


                                    By: /s/ Joseph D. Mark
                                       -----------------------------------------
                                          Name:  Joseph D. Mark
                                          Title:  Chief Executive Officer


                                    CASTLE CREEK TECHNOLOGY
                                       PARTNERS LLC
                                               By:  Castle Creek Partners L.L.C.
                                               Its: Investment Manager


                                    By: /s/ Michael Spolan
                                       -----------------------------------------
                                       Name:  Michael Spolan
                                       Title: Managing Director


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